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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 22, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                             MDI TECHNOLOGIES, INC.
              ----------------------------------------------------
              Exact name of registrant as specified in its charter

        Delaware                      333-76427                  84-1165714
------------------------      ------------------------       -------------------
(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                             Identification No.)

               940 West Port Plaza Dr., #100, St. Louis, MO 63146
               --------------------------------------------------
                    (Address of principal executive offices)

                                  314-439-6400
               --------------------------------------------------
               Registrant's telephone number, including area code


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                                    FORM 8-K
                                 CURRENT REPORT

Item 12. Results of Operations and Financial Condition.

On July 22, 2004, MDI Technologies, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.


MDI TECHNOLOGIES, INC.
----------------------
     (Registrant)


By    /s/ Todd A. Spence
   -----------------------
        Todd A. Spence
   Chief Executive Officer


Dated: July 22, 2004


Exhibit No.      Description
-----------      -----------
  99.1           Press release issued by MDI Technologies, Inc. announcing
                 financial for the 2004 second quarter.